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                                                                    Exhibit (q)

                                 GATEWAY TRUST

                               POWER OF ATTORNEY

   We, the undersigned, hereby constitute John M. Loder, Coleen Downs Dinneen, Russell Kane and Michael Kardok, each of them singly, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names in the capacity indicated below, any and all registration statements and any and all amendments thereto to be filed with the Securities and Exchange Commission for the purpose of registering shares of beneficial interest of Gateway Trust and generally to do all such things in our names and on our behalf to enable Gateway Trust to comply with the provisions of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys and any and all registration statements and amendments thereto.

   Witness our hands on the 1st day of June, 2007.


/s/ Graham T. Allison, Jr.            /s/ Richard Darman
--------------------------------      -----------------------------
Graham T. Allison, Jr. - Trustee      Richard Darman - Trustee

/s/ Charles D. Baker                  /s/ John T. Hailer
--------------------------------      -----------------------------
Charles D. Baker - Trustee            John T. Hailer - Trustee

/s/ Edward A. Benjamin                /s/ Jonathan P. Mason
--------------------------------      -----------------------------
Edward A. Benjamin - Trustee          Jonathan P. Mason - Trustee

/s/ Robert J. Blanding                /s/ Sandra O. Moose
--------------------------------      -----------------------------
Robert J. Blanding - Trustee          Sandra O. Moose - Trustee,
                                      Chairperson of the Board

/s/ Daniel M. Cain                    /s/ Cynthia L. Walker
--------------------------------      -----------------------------
Daniel M. Cain - Trustee              Cynthia L. Walker - Trustee